Taxation - Summary of Significant Components of Deferred Tax Assets (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Deferred Tax Assets, Net of Valuation Allowance [Abstract]
Net operating tax loss carry forwards	¥ 54,758	¥ 27,840
Advertising expenses in excess of deduction limit	24,982	21,059
Deferred revenue	580	1,600
Total deferred tax assets	80,320	50,499
Less: valuation allowances	(80,320)	¥ (50,499)	¥ (45,202)	¥ (29,940)
Net deferred tax assets